SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                December 2, 2005
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                Date of Report (Date of earliest event reported)


                         LocatePLUS Holdings Corporation
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


                     000-49957                    04-3332304
----------------------------------          ------------------------------------
  (Commission file number)                 (IRS employer identification number)


                               100 Cummings Center
                                   Suite 235M
                          Beverly, Massachusetts 01915
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                    (Address of principal executive offices)


                                 (978) 921-2727
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              (Registrant's telephone number, including area code)

ITEM  8.01  OTHER  EVENTS

     On December 2, 2005, the Company announced that it had notified NASDAQ that it would be effectuating the shareholder approved combination of its Class B Non-Voting Common Stock into Class A Voting Common Stock, and then a 1 for 50 reverse stock split into a single class of Common Stock. To provide an orderly execution of these changes, NASDAQ suggested a two stage transaction requiring two amendments to the certificate of incorporation. The combination will take place effective close of trading December 5, 2005 and the reverse will take place effective at the open of trading on December 12, 2005. A press release was issued and two amendments to the certificate of incorporation were filed, all of which are attached hereto.


ITEM  9.01.     FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION  AND
EXHIBITS

     (c)  Exhibits:
          The  following  exhibits  are  filed  as  part  of  this  report:

     Exhibit  Number     Description
     --------------------     --------------

     99.1     Press  release dated December 2, 2005 announcing recapitalization.
     99.2A1     Certificate  of  Amendment  of  Second  Amended  and  Restated
Certificate  of  Incorporation  filed  December  5,  2005
     99.2A2     Certificate  of  Amendment  of  Second  Amended  and  Restated
Certificate  of  Incorporation  filed  December  12,  2005


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.


     LocatePLUS  Holdings  Corporation
     ---------------------------------------
                                                    (Registrant)


     By:

     /s/  Jon  R.  Latorella
     ---------------------------------------
     Jon  R.  Latorella
     President  and  Chief  Executive  Officer

Dated:  December  5,  2005

                                  EXHIBIT INDEX


Exhibit  Number     Document
--------------------     -----------

     99.1     Press  release dated December 2, 2005 announcing recapitalization.
     99.2A1     Certificate  of  Amendment  of  Second  Amended  and  Restated
Certificate  of  Incorporation  filed  December  5,  2005
     99.2A2     Certificate  of  Amendment  of  Second  Amended  and  Restated
Certificate  of  Inc